SUNAMERICA STYLE SELECT SERIES, INC.(R)

                  Supplement to the Prospectus and Statement of Additional Information dated January 28, 2003


         On June 17, 2003, the Board of Directors of SunAmerica Style Select Series, Inc., approved certain changes to the Focused 2000 Value Portfolio. Effective July 1, 2003, Third Avenue Management LLC ("Third Avenue") will no longer serve as an adviser for a portion of the assets of the Focused 2000 Value Portfolio. Hotchkis and Wiley Capital Management, LLC ("Hotchkis and Wiley"), pursuant to its Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component. All references to Third Avenue with respect to the Focused 2000 Value in the Prospectus and Statement of Additional Information are no longer applicable.

         Under the heading "DESCRIPTION OF THE ADVISERS" on page 41 of the Prospectus the following paragraph should be added:

         HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC. Hotckis and Wiley is located at 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017. Hotchkis and Wiley was founded in 1980. As of April 30, 2003, Hotchkis and Wiley had approximately $5.1 billion in assets under management.

         References to Third Avenue under the heading "INFORMATION ABOUT ADVISERS" on page 44 of the Prospectus are replaced with the following:

                                         NAME, TITLE AND AFFILIATION OF
PORTFOLIO                                PORTFOLIO MANAGER                     EXPERIENCE
---------                                -----------------                     ----------
Focused 2000 Value Portfolio             Stanley Majcher, CFA                  Mr.  Majcher  joined   Hotchkis  and
                                         Portfolio Manager and Principal       Wiley in 1996 as a  domestic  equity
                                         (Hotchkis and Wiley)                  analyst.    He   actively   conducts
                                                                               company  and  industry  analysis  to
                                                                               support  the  portfolio   management
                                                                               process.   Mr.   Majcher   is   also
                                                                               responsible   for  coverage  of  the
                                                                               energy,    chemicals    and    steel
                                                                               industries.  Prior  to  joining  the
                                                                               firm,  Mr. Majcher was an analyst in
                                                                               corporate  finance at Merrill  Lynch
                                                                               & Co., Inc.

         All references to Third Avenue with respect to the Focused 2000 Value Portfolio on page B-45 of the Statement of Additional Information are no longer applicable.

         In addition, effective July 1, 2003 The Boston Company Asset Management, LLC ("TBCAM") will replace Standish Mellon Asset Management Company LLC ("Standish Mellon") as a subadviser to the Focused International Equity Portfolio. Both TBCAM and

Standish Mellon are subsidiaries of Mellon Financial Corporation ("MFC"), a financial holding company. MFC wishes to combine the equity investment management groups of its subsidiaries, including TBCAM and Standish Mellon. As a result, Standish Mellon's equity investment professionals and the accounts they manage will move to TBCAM on July 1, 2003. The portfolio managers who previously managed the Focused International Equity Portfolio at Standish Mellon will not change as a result of this restructuring.

         Under the heading "DESCRIPTION OF THE ADVISERS" on page 41 of the Prospectus the paragraph entitled "Standish Mellon Asset Management Company LLC" should be replaced with the following:

         THE BOSTON COMPANY ASSET MANAGEMENT, LLC. TBCAM is located at One Financial Center, Boston, Massachusetts and is a wholly owned subsidiary of Mellon Financial Corporation. As of June 30, 2003, TBCAM had approximately $25 billion in assets under management.

         All  references  to  Standish   Mellon  with  respect  to  the  Focused
International Equity Portfolio on pages B-45 and B-46 of the Statement of Additional Information are no longer applicable.

Dated:  July 1, 2003














                                       2